UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2013
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On April 1, 2013, S&W Seed Company (the "Company"), together with its wholly owned subsidiary, S&W Seed Australia Pty Ltd, an Australia corporation ("S&W Australia"), closed the previously announced acquisition of all of the issued and outstanding ordinary shares of Seed Genetics International Pty Ltd, an Australia corporation ("SGI"), from SGI's shareholders (the "Acquisition"). The Acquisition was completed pursuant to the terms of the Share Acquisition Agreement, dated March 14, 2013 (the "Acquisition Agreement"), by and among SGI's shareholders, the Company, S&W Australia and SGI.

At closing, the SGI shareholders were paid a purchase price of approximately US$16.7 million. The purchase price consisted of the following: US$5.0 million in cash; 864,865 newly-issued shares of the Company's common stock (with an approximate market value of US$8.7 million based upon the closing price of the Company's common stock as reported on the Nasdaq Capital Market on April 1, 2013); and US$3.0 million in the form of a three-year, non-interest bearing, unsecured promissory note.

Additional details regarding the Acquisition and the Acquisition Agreement were disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 20, 2013 (the "Prior 8-K").

The foregoing description of the Acquisition and the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Prior 8-K and the full text of the Acquisition Agreement (which was filed as Exhibit 2.1 to the Prior 8-K), both of which are incorporated herein by reference.

Item 3.02    Unregistered Sale of Equity Securities.

As described in Item 2.01 above, at the closing on April 1, 2013 the Company issued an aggregate of 864,865 shares of its common stock to SGI's four shareholders. The issuances of these shares of common stock were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The approximate value of the shares of common stock issued to SGI's shareholders was US$8.7 million based upon the closing price of the Company's common stock as reported on the Nasdaq Capital Market on April 1, 2013.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective and contingent upon the closing of the Acquisition, the Company appointed Dennis Jury as its Executive Vice President of Operations. Mr. Jury will also serve as Chief Executive and General Manager of SGI--now operating as a subsidiary of S&W Australia and the Company.

Mr. Jury, 53, served as SGI's Managing Director from July 2009 through the closing of the Acquisition. He is a veteran of the agricultural industry, having worked for ICI Crop Care, Schering Ag, and South Australian Seedgrowers Cooperative in various roles including territory sales, territory manager, and product and market development manager, before joining SGI in August 2003 as Business Manager. Mr. Jury studied Agricultural Science at the Waite Agricultural Research Institute in Urbrae, South Australia with a Bachelor of Agricultural Science degree, and received his MBA from the University of Adelaide Graduate School of Management.

Mr. Jury's employment with the Company and SGI will be governed by the terms and conditions of his Contract of Employment with SGI dated March 28, 2013 (the "Employment Contract"). Pursuant to the Employment Contract, Mr. Jury will be paid a base salary of AUD $170,000 per year and will be entitled to participate in SGI's bonus plan from time to time. In addition, Mr. Jury is entitled to vehicle allowance of AUD $12,000 per year, and superannuation (retirement) contributions of AUD $16,380 per year will be made by SGI on Mr. Jury's behalf. Mr. Jury's employment with the Company may be terminated by either party by the giving of one month's notice in writing to the other party.

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The foregoing description of the Employment Contract does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Employment Contract, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01  Other Events.

In connection with Mr. Jury's appointment as the Company's Vice President of Operations, the Company has changed Daniel Z. Karsten's title of Executive Vice President and Chief Operating Officer. Effective as of April 1, 2013, Mr. Karsten now serves as the Company's Vice President of Processing. Mr. Karsten will continue to be responsible for overseeing all of the Company's operations in California and will continue to receive the same compensation he was awarded pursuant to his Employment Agreement with the Company dated as of July 1, 2012.

As previously disclosed in the Prior 8-K, at a meeting of the Company's Board of Directors held on March 16, 2013, Mark James Harvey was elected to the Company's Board, subject to completion of the Acquisition. Accordingly, without further action required, Mr. Harvey became the Vice Chairman of the Board of Directors on April 1, 2013.

On April 2, 2013, the Company made an announcement regarding the completion of the Acquisition. On April 5, 2013, the Company made an announcement regarding Mr. Harvey's election to its Board of Directors and Mr. Jury's appointment as its Vice President of Operations. Copies of the press releases issued by the Company with respect to these matters are filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required as a result of the completion of the Acquisition described herein, will be filed as soon as practicable, and in any event not later than June 19, 2013.

(b) Pro Forma Financial Information.

The pro forma financial information required as a result of the completion of the Acquisition described herein, will be filed as soon as practicable, and in any event not later than June 19, 2013.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit	Description
2.1	Share Acquisition Agreement dated March 14, 2013, incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on March 14, 2013 (SEC File Number 001-34719)
10.1	Contract of Employment dated March 28, 2013
99.1	Press Release dated April 2, 2013
99.2	Press Release dated April 5, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President and Chief Financial Officer

Date: April 5, 2013

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EXHIBIT INDEX

Exhibit	Description
2.1	Share Acquisition Agreement dated March 14, 2013, incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on March 14, 2013 (SEC File Number 001-34719)
10.1 *	Contract of Employment dated March 28, 2013
99.1 *	Press Release dated April 2, 2013
99.2 *	Press Release dated April 5, 2013

*    Also provided in PDF format as a courtesy.